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                                                                    EXHIBIT 32.1




               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



     In connection with the accompanying Quarterly Report on Form 10-QSB of North Bancorp, Inc. (the "Registrant") for the quarter ended June 30, 2003 (the "Report"), each of the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our respective knowledge and belief, that:

                  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial conditional and results of operations of the Registrant.




                                    NORTH BANCORP, INC.


                                    By:   /s/ William A Kirsten
                                        ----------------------------------------

                                           William A. Kirsten
                                           President and Chief Executive Officer


                                    By:  /s/ Susan A. Norris
                                       ----------------------------------
                                       Susan A Norris
                                       Vice President and Chief Financial
                                       Officer



August 14, 2003


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